UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2010
ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of registrant as specified in its charter)

Luxembourg	1-34354	N/A

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2, rue Jean Bertholet
Luxembourg	L-1233

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: +352 24 69 79 00
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 19, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Altisource Portfolio Solutions S.A. (“Altisource”) approved an equity incentive award pursuant to which 3 members of the Altisource’s senior management team were granted options to purchase a total of 480,000 shares of Altisource’s common stock under the 2009 Equity Incentive Plan. Included as grant recipients were the following executives:

Name	Title	Number of Options Granted
William B. Shepro	Chief Executive Officer	240,000
Robert D. Stiles	Chief Financial Officer	120,000
Kevin J. Wilcox	Chief Administration Officer and General Counsel	120,000
The options have an exercise price of $24.85 per share or the closing price of the Altisource’s common stock on the day of the Committee’s approval. The vesting schedule for the options has a time-based component, in which 25% of the options vest in equal increments over four years, and a performance-based component, in which up to 75% of the options could vest in equal increments, with 25% vesting immediately upon the achievement of certain performance criteria related to Altisource’s stock price and its annualized rate of return and the remaining 75% vesting over the next three years. Two-thirds of the performance-based options would commence vesting if the stock price realizes a compounded annual gain of at least 20% over the exercise price, so long as the stock price is at least double the exercise price. The remaining third of the performance-based options would commence vesting if the stock price realizes a 25% gain, so long as it is at least triple the exercise price.
Item 5.07 Submission of Matters to a Vote of Security Holders
On May 19, 2010, Altisource held the annual meeting of its shareholders. The final results of voting for each matter submitted to a vote of shareholders at the meeting were as follows.
(i) The following directors were elected at the meeting and the voting for each director was as follows:

Name	For	Withheld	Broker Non-Votes
Silke Andresen-Kienz	19,059,460	33,107	2,894,261
William C. Erbey	19,040,806	51,761	2,894,261
Roland Müller-Ineichen	19,059,344	33,223	2,894,261
William B. Shepro	19,059,507	33,060	2,894,261
Timo Vättö	19,041,343	51,244	2,894,261
(ii) Deloitte & Touche LLP was approved as Altisource’s independent auditors for the year ending December 31, 2010 by the following vote:

Votes
For:	21,982,031
Against:	548
Abstain:	4,249
Broker Non-Votes	N/A

(iii) Altisource’s share repurchase plan whereby the Board of Directors of Altisource is empowered to purchase outstanding shares of Altisource’s stock within certain limits was approved by the following vote:

Votes
For:	18,220,946
Against:	3,730,616
Abstain:	35,266
Broker Non-Votes	N/A
(iv) Altisource’s Director’s Reports (“Rapports De Gestion”) on the Luxembourg Statutory Accounts for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 were approved and ratified by the following vote:

Votes
For:	21,954,695
Against:	4,180
Abstain:	27,953
Broker Non-Votes	N/A
(v) Altisource’s Luxembourg Statutory Accounts for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 and the allocation of the results for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 were approved by the following vote:

Votes
For:	21,921,569
Against:	6,292
Abstain:	58,967
Broker Non-Votes	N/A
(vi) The discharge of each of the current and past directors of Altisource for the performance of their mandate during the year ended December 31, 2009 was approved by the following vote:

Votes
For:	21,889,729
Against:	11,932
Abstain:	85,167
Broker Non-Votes	N/A
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALTISOURCE PORTFOLIO SOLUTIONS S.A. (Registrant)
By:	/s/ Robert D. Stiles
Robert D. Stiles
Chief Financial Officer Date: May 25, 2010